UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 6, 2017

EastGroup Properties, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-07094	13-2711135
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

190 East Capitol Street, Suite 400, Jackson, Mississippi		39201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	601-354-3555

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, EastGroup Properties, Inc. (the "Company") entered into Sales Agency Financing Agreements (the "Original Agreements"), dated February 19, 2014, with each of BNY Mellon Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Raymond James & Associates, Inc. (the "Original Sales Agents"). On March 6, 2017, the Company amended and restated the Original Agreements and also entered into a new Sales Agency Financing Agreement (the "New Agreement" and together with the Original Agreements, as amended and restated, the "Agreements") with Jefferies LLC (the "New Sales Agent" and together with the Original Sales Agents, the "Sales Agents"). Under the terms of the Agreements, the Company may issue and sell, from time to time, up to 10,000,000 shares of common stock, $0.0001 par value per share (the "Shares"). The Company previously sold an aggregate of 2,228,203 shares of common stock under the Original Agreements and the Company may offer and sell an additional 7,771,797 shares of common stock through the Sales Agents. The Sales Agents will act as the Company’s agent in connection with any offerings of the Shares under the Agreements.

The Shares may be offered in one or more selling periods, none of which will exceed 20 trading days. The sales, if any, of the Shares under the Agreement will be made in "at the market" offerings as defined in Rule 415 of the Securities Act of 1933, including sales made directly on the New York Stock Exchange, to or through a market maker or through an electronic communications network, or if the Company and a Sales Agent agree in writing, sales may be made in privately negotiated transactions. The Company shall specify to a Sales Agent (i) the maximum number of the Shares to be sold during each selling period, which may not exceed 500,000 shares without a Sales Agent’s prior written consent and (ii) the minimum price below which sales may not be made, which may not be less than $1.00 per share without a Sales Agent’s prior written consent. The Company will pay each Sales Agent a commission not to exceed 2% of the sales price of all Shares sold through it as agent under the applicable Agreement plus its reasonable documented out-of-pocket expenses including fees and expenses of counsel (up to $40,000 in the aggregate) as well as legal fees in connection with continuing due diligence (up to $10,000 for any fiscal quarter) in connection with its services under the Agreement.

The Shares will be issued pursuant to the prospectus supplement filed on March 6, 2017 and the Company’s automatic shelf registration statement on Form S-3 (File No. 333-216480) filed on March 6, 2017 with the Securities and Exchange Commission. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Agreements are filed as Exhibit 1.1, 1.2, 1.3 and 1.4 to this Current Report on Form 8-K and each is incorporated herein by reference; the description of the material terms of each Agreement is qualified in its entirety by reference to that exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1 Amended and Restated Sales Agency Financing Agreement dated March 6, 2017 between EastGroup Properties, Inc. and BNY Mellon Capital Markets, LLC.

1.2 Amended and Restated Sales Agency Financing Agreement dated March 6, 2017 between EastGroup Properties, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

1.3 Amended and Restated Sales Agency Financing Agreement dated March 6, 2017 between EastGroup Properties, Inc. and Raymond James & Associates, Inc.

1.4 Sales Agency Financing Agreement dated March 6, 2017 between EastGroup Properties, Inc. and Jefferies LLC.

5 Opinion of Bond, Schoeneck & King, PLLC in connection with the Shares.

23 Consent of Bond, Schoeneck & King, PLLC (included in Exhibits 5).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EastGroup Properties, Inc.

March 10, 2017	By:	N. Keith McKey

Name: N. Keith McKey
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary

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Exhibit Index

Exhibit No.	Description

1.1	Amended and Restated Sales Agency Financing Agreement dated March 6, 2017 between EastGroup Properties, Inc. and BNY Mellon Capital Markets, LLC
1.2	Amended and Restated Sales Agency Financing Agreement dated March 6, 2017 between EastGroup Properties, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated
1.3	Amended and Restated Sales Agency Financing Agreement dated March 6, 2017 between EastGroup Properties, Inc. and Raymond James & Associates, Inc.
1.4	Sales Agency Financing Agreement dated March 6, 2017 between EastGroup Properties, Inc. and Jefferies LLC
5.1	Opinion of Bond, Schoeneck & King, PLLC in connection with the Shares.